UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2007, Krispy Kreme Doughnuts, Inc. (the “Company”) announced the resignation, effective September 1, 2007, of Jeffrey L. Jervik, the Company’s Executive Vice President of Operations.

In connection with Mr. Jervik’s resignation, he entered into a Release and Severance Agreement (the “Agreement”) on August 23, 2007 with Krispy Kreme Doughnut Corporation (“KKDC”), a wholly owned subsidiary of the Company.  The Agreement, pursuant to which Mr. Jervik’s employment with KKDC will be terminated effective as of August 31, 2007 (the “Termination Date”), provides for severance benefits of at least $170,000 and not more than $340,000 to be paid to Mr. Jervik over the course of the one-year period following the Termination Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.

Dated: August 29, 2007
By: /s/ Douglas R. Muir

Douglas R. Muir
Chief Financial Officer